UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2022

ATHENA GOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51808	90-0158978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification number)

2010 A Harbison Drive # 312, Vacaville, CA 95687

(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code) (707)  291-6198

______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by Athena Gold Corporation (the “Company” or “Athena”):

1a.    Effective August 12, 2022, the Company closed the first tranche of a non-brokered private placement offering (the “Offering”). In connection with the closing of the first tranche, the Company has issued 3,810,000 units of the Company (each, a “Unit”) at a price of CAD $0.08 per Unit for gross proceeds of CAD $304,800. Each Unit consists of one common share in the capital stock of the Company and one common share purchase warrant, with each warrant entitling the holder thereof to purchase one common share in the capital stock of the Company at a price of CAD $0.12 at any time on or before the first business day that is 24 months after the closing of the Offering.

b.      (i) The Units sold under 1(a) above were issued in an offering under Regulation S of the Securities Act of 1933, as amended. The Units sold in the Regulation S offering were issued to four (4) individuals and four (4) entities who were either not a person in the United States or not a U.S. Person (as defined in Rule 902(k) of Regulation S under the Securities Act of 1933) at the time of their investment. The Units issued are “restricted securities” under the Securities Act of 1933, as amended and the certificate evidencing same bears the Company’s customary restrictive legend, along with a restrictive legend specific to the Provinces of Canada in which the Units were sold.

c.      No finder’s fees were paid pursuant to the closing of the first tranche of the Offering.

d.      The securities issued under 1(a) above were issued without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Regulation S.

e.      Each Warrant sold as part of the Units is exercisable for two (2) years to purchase one additional share of Common Stock at an exercise price of CDN $0.12 per share.

f.       Proceeds of the Offering will be used for working capital and other general corporate purposes.

ITEM 7.01	REGULATION FD DISCLOSURE

On August 22, 2022, Athena Gold Corporation, a Delaware corporation (the “Company”) issued a press release announcing (i) that the Company has finalized its purchase (the “Transaction”) of an undivided 100% interest in two key patented claims, the Fortunatus and Prout lode mining claims (Mineral Survey 4106), located in Esmeralda County, Nevada (the “Claims”) pursuant to an acquisition agreement with an arm’s length private party. The commercial terms of the Transaction are unchanged from the Company’s press release dated June 9, 2022; ;(ii) it is planning a Phase 2 drill program for the Excelsior Springs Project (the “Phase 2 Drill Program”) to follow up on its recent discovery hole DB-23. The discovery hole started at a shallow depth of 140 feet (42.7 meters) with a 110-foot (33. 5 meters) intercept of 5.15 Au g/t and 8.9 Ag g/t including a 55-foot (16.8 meters) intercept of 10.03 Au g/t and 17.3 silver g/t, and a 35-foot (10.7 meters) intercept of 15.3 Au g/t and 26.5 Ag g/t. See the Company's press release dated June 29, 2022; and (iii) it has closed the first tranche of a non-brokered private placement offering (the “Offering”) as more fully described in Item 3.02 above. In connection with the closing of the first tranche, the Company has issued 3,810,000 units of the Company (each, a “Unit”) at a price of CAD $0.08 per Unit for gross proceeds of CAD $304,800. A copy of the press release is filed herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

2

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Item	Title
99.1	Press Release
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Athena Gold Corporation

Date: August 23, 2022	By:	/s/ John C. Power
John C. Power, President

3